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                                                                  EXHIBIT 10.2


                               INVITROGEN CORPORATION

                               1995 STOCK OPTION PLAN

1.   PURPOSE

     This Invitrogen Corporation 1995 Stock Option Plan (the "Plan") is established to enhance the ability of Invitrogen Corporation, a California corporation (the "Company") to attract and retain persons of training, experience and ability. This Plan is intended to encourage stock ownership in Invitrogen Corporation by the officers, directors, employees and consultants of the Company and its Affiliates in order to promote their interest in the success of the Company and to encourage their continued affiliation. All options granted under this 1995 Stock Option Plan are intended to be either (a) Incentive Stock Options or (b) Non-Qualified Stock Options.

2.   DEFINITIONS

As used herein the following definitions shall apply:

     "Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Affiliate" shall mean any corporation defined as a "parent corporation" or a "subsidiary corporation" by Code Section 424(e) and (f), respectively.

     "Agreement" shall mean an Incentive Stock Option Agreement or a Non-Qualified Stock Option Agreement embodying the terms of the agreement between the Company and an Optionee with respect to the Optionee's Option.

     "Board" shall mean the Board of Directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Company" shall mean Invitrogen Corporation, a California corporation.

     "Consultant" shall mean any person or entity who provides services to the Company pursuant to a written agreement other than as an employee, officer or director.

     "Disability" or "Disabled" shall mean the condition of being "disabled" within the meaning of Section 422(c)(6) of the Code or any successor provision.

     "Director" shall mean an individual member of the Board.

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     "Employee" shall mean any salaried employee of the Company or its
Affiliates, including those employees who are officers of the Company or its Affiliates.

     "ERISA" shall mean the Employee Retirement Income Security Act or the rules thereunder, as amended from time to time.

     "Fair Market Value" of Stock on a given date shall mean an amount per share as determined by the Board by applying any reasonable valuation method determined without regard to any restriction other than a restriction which, by its terms, will never lapse. Notwithstanding the preceding, if the Stock is traded upon an established stock exchange or exchanges or quoted on the over-the-counter market as reported by The NASDAQ Stock Market ("NASDAQ"), then the "Fair Market Value" of Stock per share on a given date shall be deemed to be the average of the highest and lowest selling price per share of the Stock on the principal stock exchange on which the Stock is then trading or on the over-the-counter market as reported by NASDAQ on such date, or, if there was no trading of the Stock on that day, on the next preceding day on which there was such a trade; if the Stock is not traded upon an established stock exchange or quoted on the over-the-counter market as reported by NASDAQ but is quoted on the NASDAQ or a successor quotation system, the "Fair Market Value" of Stock on a given date shall be deemed to be the mean between the closing representative "bid" and "ask" prices per share of the Stock on such date as reported by the NASDAQ or such quotation system, or, if there shall have been no trading of the Stock on that day, on the next preceding day on which there was such trading.

     "Incentive Stock Option" shall mean an option granted pursuant to the Plan which is designated by the Board as an "Incentive Stock Option" and which qualifies as an incentive stock option under Section 422 of the Code or any successor provision.

     "Non-Qualified Stock Option" shall mean a stock option granted pursuant to the Plan which is not an Incentive Stock Option.

     "Option" shall refer to either or both an Incentive Stock Option or Non-Qualified Stock option as the context shall indicate.

     "Optionee" shall mean the recipient of an Incentive Stock Option or a Non-Qualified Stock Option.

     "Option Price" shall mean the price per share of Stock to be paid by the Optionee upon exercise of the Option.

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     "Option Stock" shall mean the total number of shares of Stock the Optionee shall be entitled to purchase pursuant to the Agreement.

     "Plan" shall mean this Invitrogen Corporation 1995 Stock Option Plan, as amended from time to time.

     "Publicly Traded" shall mean that the Company is subject to the reporting requirements pursuant to Section 13(a) or Section 15(d) of the Act. The Stock shall be deemed to be "Publicly Traded" as of the date a registration statement subjecting the Company to the reporting requirements of the Act is declared effective under the Securities Act of 1933, as amended.

     "Purchase Agreement" shall mean a Purchase Agreement between the Company and an Optionee pursuant to the Invitrogen Corporation Stock Purchase Plan adopted on October 1, 1989.

     "Reporting Person" shall mean an Optionee who is required to file statements relating to his or her beneficial ownership of Stock with the SEC pursuant to Section 16(a) of the Act.

     "Rule 16b-3" shall mean Rule 16b-3 (as amended from time to time) promulgated by the SEC under the Act, and any successor thereto.

     "SEC" shall mean the Securities and Exchange Commission.

     "Stock" shall mean the common stock of the Company.

     "Stockholder Agreement" shall mean the Invitrogen Corporation Buy/Sell Agreement among the Company and certain of its shareholders governing certain purchase rights between the parties, a true and correct copy of which is attached hereto as Exhibit A, as may he amended from time to time.

     "Ten Percent Owner" shall mean a person who owns more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company at the time an Option is granted to such person. In determining ownership of capital stock by an Optionee, the attribution standards set forth in Code Section 424(d) shall be applicable.

3.   ADMINISTRATION

     The Plan shall be administered by the Board or by the committee of the Board consisting of not less than two persons; provided, however, that from and after the date on which the Company first registers a class of its equity securities under Section 12 of the Act, the Plan shall be administered by the Board, all of whom shall be "disinterested persons" within the meaning of Rule 16b-3 or by a committee consisting solely of not

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fewer than two members of the Board who are such "disinterested persons." A
"disinterested person" for these purposes is a director who is not, during the one year prior to service as an administrator of the Plan, or during such service, granted or awarded equity securities pursuant to the Plan or any other plan of the Company, except as otherwise provided in Rule 16b-3. As used in this Plan, the term "Board" will refer to the Board or to such a committee, if established. To the extent consistent with the applicable corporate law, the Board may delegate administrative acts to any officers of the Company pursuant to such conditions or limitations as the Board may establish; provided, however, that only the Board may exercise such duties, power and authority with respect to Reporting Persons if necessary to satisfy the requirements for the exemptions provided by Rule 16b-3. The Board may adopt, amend and rescind such rules and regulations for carrying out the Plan and implementing agreements and take such acts as it deems proper. The interpretation, construction and application of the Plan or any of the provisions of the Plan or any Option granted thereunder shall be final and binding on the Company, all Optionees, their legal representatives, and any person who may acquire an Option directly from an Optionee by permitted transfer, bequest or inheritance. Whether or not the Board has delegated administrative authority, the Board has the final power to determine all questions of policy or expediency that may arise in administration of the Plan.

4.   ELIGIBILITY

     Only Employees are eligible to receive Incentive Stock Options under the Plan. Employees, officers, Directors and Consultants of the Company or its Affiliates are eligible to receive Non-Qualified Stock Options under the Plan. Despite the foregoing, a Director who is not also an Employee, officer or Consultant to the Company shall not be eligible to receive Options under the Plan unless the Board expressly declares the Director eligible for participation in the Plan. A member of the Board may elect to irrevocably decline to participate in the Plan or in any other stock option plan of the Company for a period of time in order to permit the Director to comply with the requirements of Rule 16b-3 to be a "disinterested person".

     No person shall he eligible to receive an Option for a larger number of shares than is recommended by the Board. An Optionee may hold more than one Option (whether Incentive Stock Options, Non-Qualified Stock Options, or both), but only on the terms and conditions and subject to the restrictions set forth herein.

5.   STOCK SUBJECT TO PLAN

     Options granted under the Plan shall be for shares of the Company's authorized but unissued Stock. The aggregate number of

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shares of Stock which may be subject to Options pursuant to the Plan shall not exceed 500,000 shares. The number of shares available shall be adjusted as provided in Paragraph 6(i). Despite any other provision of the Plan to the contrary, no Employee may be granted, during the term of the Plan, any options under the Plan relating to more than an aggregate of 500,000 shares (subject to adjustment as provided in Paragraph 6(i). Stock issued under other stock option plans or stock option agreements of the Company shall not be counted against the maximum number of shares that can be issued under the Plan. In the event any outstanding Option expires or is terminated for any reason, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

     Stock issued on the exercise of an Option which is forfeited by the Optionee after issuance in accordance with conditions contained in the grant shall be deemed to have never been issued under the Plan, and accordingly, shall not be counted against the maximum number of shares that can be issued under the Plan. Notwithstanding the terms of the previous sentence, the maximum number of shares for which Incentive Stock Options may be issued under the Plan shall be 500,000 shares, subject to adjustment as provided under Paragraph 6(i).

6.   TERMS AND CONDITIONS OF OPTIONS

     The Board shall authorize the granting of all Options under the Plan with such Options to be evidenced by Incentive Stock Option Agreements or Non-Qualified Stock Option Agreements as the case may be. Each Agreement shall be in such form as the Board may approve from time to time. Each Agreement shall comply with and be subject to the following terms and conditions:

     (a) TYPE OF OPTION; NUMBER OF SHARES. Each particular Option Agreement shall state the type of Options to be granted (whether Incentive Stock Options or Non-Qualified Stock Options) and the number of shares to which the Options pertain. Under no circumstances shall the aggregate Fair Market Value (determined as of the time the Options are granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under this Plan and any other incentive stock option plans of the Company or any Affiliate) exceed $100,000 (or such other amount as may be prescribed by the Code from time to time).

     (b) OPTION PRICE. Each particular Option Agreement shall state the Option Price. The Option Price for each share of Stock subject to an Incentive Stock Option issued to an Employee other than a Ten Percent Owner shall not be less than 100% of the Fair Market Value per share of Stock on the date of the grant of the Incentive Stock Option. The Option

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     Price for shares of Stock subject to a Non-Qualified Stock Option other than to a Ten Percent Owner shall not be less than eighty-five (85%) percent of the Fair Market Value of the shares of Stock on the date of grant. The Option Price for each share of Stock subject to an Incentive Stock Option or Non-Qualified Stock Option issued to a Ten Percent Owner shall not he less than one hundred ten (110%) percent of the Fair Market Value per share of Stock on the date of the granting of the respective Option.

     (c) MEDIUM AND TIME OF PAYMENT. The aggregate Option Price shall be payable upon the exercise of the Option and shall be paid in any combination of (a) United States cash currency; (b) a cashier's or certified check to the order of the Company; (c) a personal check acceptable to the Company; (d) to the extent permitted by the Board, shares of Stock of the Company (including previously owned Stock or Stock issuable in connection with the Option exercise), properly endorsed to the Company, whose Fair Market Value on the date of exercise equals the aggregate Option Price of the Option being exercised; and (e) to the extent agreed to by the Board, the Optionee's entering into an agreement with the Company whereby a portion of the Optionee's options are terminated and where the Built in Gain on any Options which are terminated as part of the agreement equals the aggregate Option Price of the Option being exercised. "Built in Gain" means the excess of the aggregate Fair Market Value of any Stock otherwise issuable on exercise of a terminated Option over the aggregate Option Price otherwise due the Company on such exercise.

     The Board may permit deemed or constructive transfer of shares in lieu of actual transfer and physical delivery of certificates. Except to the extent prohibited by applicable law, the Board may take any necessary or appropriate steps in order to facilitate the payment of any such Option Price. Without limiting the foregoing, the Board may cause the Company to loan the Option Price to the Optionee or to guarantee that any Stock to be issued will be delivered to a broker or lender in order to allow the Optionee to borrow the Option Price. The Board, in its sole and exclusive discretion, may require satisfaction of any rules or conditions in connection with paying the Option Price at any particular time, in any particular form, or with the Company's assistance.

     If Stock used to pay any Option Price is subject to any prior restrictions imposed in connection with any stock option or stock purchase plan or agreement of the Company (including this Plan, the Purchase Agreement and the Stockholder Agreement), an equal number of the shares of Stock acquired on exercise shall be made subject to such prior restrictions

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     in addition to any further restrictions imposed on such Stock by the terms of the Optionee's Agreement or by the Plan.

     (d) DURATION OF OPTIONS. Each particular Option Agreement shall state the term of the Option; provided, however, that all Incentive Stock Options granted under this Plan shall expire and not be exercisable after the expiration of ten (10) years from the date granted; provided, however, that any Incentive Stock Option granted to a Ten Percent Owner shall expire and not be exercisable after the expiration of five (5) years from the date granted. Non-Qualified Stock Options shall expire and not be exercisable after the date set by the Board in the particular Option Agreement or on any later date subsequently approved by the Board.

     (e)  EXERCISE OF OPTIONS.

          (i) Each particular Option Agreement shall state when the Optionee's right to purchase Stock pursuant to the terms of an Option are exercisable in whole or in part. Subject to the earlier termination of the right to exercise the Options as provided under this Plan, Options shall be exercisable in whole or in part as the Board in its sole and exclusive discretion may provide in the particular Option Agreement. Notwithstanding the foregoing, an Optionee shall have the right to exercise his or her Options at the race of at least twenty percent (20%) per year for a five year period from the date the Option is granted. The Board may at any time increase the percentage an Option is otherwise exercisable under the terms of a particular Option Agreement.

          (ii) If the Optionee does not exercise in any one (1) year period the full number of shares to which he is then entitled to exercise, he may exercise those shares in any subsequent year during the term of the Option.

          (iii) Notwithstanding the foregoing, none of the Options granted hereunder to a Reporting Person shall vest before six (6) months from the date of grant of the Option.

     (f) TRANSFER OF OPTION. To the extent required by Code Section 422 and Rule 16b-3, Options, or the rights of Optionees pursuant to the Options, shall not be transferable in any manner, whether voluntary or involuntary, except by will or the law of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA; provided, however, that a Non-Qualified Stock Option may be transferred to a trust for the benefit of the Optionee or members of his immediate family provided such

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     transfer does not violate the requirements of Rule 16b-3. An attempted non-permitted transfer shall be void and shall immediately terminate the Option.

     (g) DEATH OF OPTIONEE. If the Optionee who is an Employee, officer, Director, or Consultant of the Company or its Affiliates dies while in the employ or service of the Company or its Affiliates or within a period of three (3) months after termination of such employment or service as a corporate officer or consultant, and before he or she has fully exercised an Option, the Option may be exercised, to the extent that the Option was exercisable on the date of death and had not previously been exercised, for one (1) year after the date of the Optionee's death; provided, however, that an Option may not be exercised after the expiration date set forth in a particular Option Agreement. Such exercise may be made by a personal representative of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. Notwithstanding the foregoing, an Incentive Stock Option may not be exercise after ten (10) years following the date of grant.

     (h) TERMINATION OF EMPLOYMENT OR SERVICE OTHER THAN DEATH. Subject to the provisions of Paragraph 6(g) above, in the event that an Optionee who is an Employee, officer, Director or Consultant of the Company or its Affiliates shall cease to be employed by or performing service for the Company or its Affiliates prior to the Option's expiration date, the exercise of Options held by such Optionee shall be subject to such limitations on the periods of time during which such Options may be exercised as may be specified in the particular Option Agreement between the Optionee and the Company. Notwithstanding the foregoing (and subject to the provisions of Paragraph 6
     (g) above), an Optionee who is Disabled on the date of termination of employment or service as a corporate officer or Consultant may exercise his Option to the extent that the Option was exercisable on the date of such termination and had not previously been exercised, for one (1) year from the date of such termination. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan, shall be determined by the Board in its sole and exclusive discretion. No provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company for any period of specific duration. In the event an Optionee shall cease to be employed by or performing service for the Company or its Affiliates during the term of the Option for reasons other than death or Disability, the Option may be exercised, to the extent the Optionee's right to exercise such Option had accrued at the time of termination

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     of employment or service and had not previously been exercised. Unless such termination is for cause as determined in the particular Option Agreement, such exercise may be made at any time within thirty (30) days after the date of Optionee's termination of employment or service. Notwithstanding any other provision of this paragraph 6(h), no Option may be exercised after the expiration date of such Option as set forth in the particular Option Agreement.

     (i)  ADJUSTMENTS UPON CHANGES IN STOCK AND OTHER EVENTS

          (1) The number of shares issuable under the Plan and the number and amount of the Option Stock and Option Price of outstanding Options shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or for the payment of a stock dividend or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company in order to preclude the dilution or enlargement of benefits under the Plan.

          (2) The Board, in its sole and exclusive discretion, may make such equitable adjustments to the Plan and outstanding Options as it deems appropriate in order to preclude the dilution or enlargement of benefits under the Plan upon exchange of all of the outstanding Stock of the Company for a different class or series of capital stock or the separation of assets of the Company, including a spin-off or other distribution of stock or property by the Company.

          (3) All adjustments required by the preceding paragraphs shall be made by the Board, whose determination in that respect shall be final, binding and conclusive; provided, that adjustments shall not be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an "incentive stock option" within the meaning of Code
          Section 422.

          (4) Except as expressly provided in this Paragraph 6(i), an Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase in the number of shares of Stock of any class by reason of any dissolution, liquidation, merger, consolidation, reorganization, or separation of assets, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the

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          number or amount of the Option Stock or Option Price of outstanding
          Options.

          (5) The grant or existence of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

          (6) In the event of: (a) a merger or consolidation in which the Company is not the surviving corporation or (b) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (xx) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or (yy) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to options held by persons then performing services as Employees, officers, Consultants or Directors for the Company, the time at which such Options may first be exercised shall be accelerated so that they may be exercised immediately before such merger or consolidation and the Options terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Options outstanding under the Plan shall terminate if not exercised prior to such event.

     (j) RIGHTS AS A SHAREHOLDER. An Optionee shall not have rights as a shareholder with respect to any shares until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of issuance of such stock certificate, except as provided in Paragraph 6(i) above.

     (k) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions of the Plan, the Board may modify (including lowering the Option Price or changing Incentive Stock Options into Non-Qualified Stock Options), extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding stock options under this Plan and/or other stock option plans of the Company (to

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     the extent not previously exercised) and authorize the granting of new
     Options in substitution therefor. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted under the Plan.

     (1) SECURITIES LAW AND OTHER RESTRICTIONS. Notwithstanding any other provisions of the Plan or any Agreement thereunder, the Company will not be required to issue any Option Stock, and an Optionee may not sell, assign, transfer or otherwise dispose of Option Stock, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended, and any applicable state securities laws or an exemption from such registration, and (b) there has been obtained any other consent, approval or permit from any securities exchange or other regulatory body which the Board, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions; or upon receipt of an acceptable opinion of counsel of the Optionee or transferee.

     (m)  TRANSFER AND EXERCISE OF OPTION. To the extent required by Code
     Section 422, each Incentive Stock Option shall state it is not transferable or assignable by Optionee otherwise than by will or the laws of descent and distribution, and that during an Optionee's lifetime, such Incentive Stock Option shall be exercisable only by the Optionee. Options held by Reporting Persons shall be nontransferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA to the extent required by Rule 16b-3.

     (n) STOCKHOLDER AGREEMENT. All Options granted under this Plan and all Option Stock acquired pursuant thereto shall be subject to the terms and conditions of the Stockholder Agreement between the Company and the Optionee. Accordingly, the grant of Options and the issuance of Option Stock upon the exercise of Options shall be conditioned upon, and shall be null and void until the Optionee's delivery to the Company of an executed counterpart of the Stockholder Agreement as to the initial exercise of an Option, and an instrument confirming that such Options and Option Stock shall be subject to the Stockholder Agreement as to any subsequent exercise. The provisions of this Plan and any Agreements thereunder shall be interpreted so as to be consistent with

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     the Stockholder Agreement, and any ambiguities in the Plan or in the
     Agreements shall be interpreted by reference to the Stockholder Agreement. In the event that any provisions of the Plan or such Agreements are inconsistent with the terms of the Stockholder Agreement, the terms of the Stockholder Agreement shall prevail. The Agreements shall provide that the Optionee, by execution thereof, acknowledges having received a copy of the Stockholder Agreement. The provisions of this paragraph shall terminate at such time as the Company becomes Publicly Traded.

     (o) OTHER PROVISIONS. Each Agreement may contain such other provisions, including without limitation, restrictions upon the exercise or transferability of the Option, and repurchase of the Stock acquired upon exercise of an Option by the Company as the Board may deem advisable. Any Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order that such Incentive Stock Option will be an "incentive stock option" as defined in Code Section 422 or to conform to any change in the law.

     (p) WITHHOLDING TAXES. When the Company becomes required to collect federal and state income and employment taxes in connection with the exercise of an Option ("withholding taxes"), the Optionee shall promptly pay to the Company the amount of such taxes in cash, unless the Board permits or requires payment in another form. If an Optionee is a Reporting Person at the time of exercise and is given an election to pay any withholding taxes with Stock, the Board shall have sole discretion to approve or disapprove such election.

7.   TERM OF PLAN

     Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

8.   AMENDMENT OF THE PLAN

     The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the shareholders, no such revision or amendment shall materially increase the number of shares for which Options may be granted under the Plan, materially modify the designation of the class of persons eligible to receive Options, materially increase the benefits accruing to Optionees under the Plan, or decrease the

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price at which Incentive Stock Options may be granted. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause Incentive Stock Options issued under it to fail to meet the requirements of "incentive stock options" as defined in Code Section 422. The Board may amend the Plan from time to time to the extent necessary to comply with Rule 16b-3 or any successor rule or other regulatory requirement.

9.   APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of Stock pursuant to the exercise of an Option will be used for general corporate purposes.

10.  NO OBLIGATION TO EXERCISE OPTION

     The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

11.  INDEMNIFICATION

     In addition to such other rights of indemnification as they may have as Directors, Employees or agents of the Company, to the maximum extent permitted by applicable law, the Directors or any committee to whom the Board of Directors has delegated administrative authority shall be indemnified by the Company against: (i) the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder; and (ii) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company or by a court of competent jurisdiction) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in actions to matters as to which it shall be adjudicated in such action, suit or proceeding that such Director or individual is liable for negligence or misconduct in the performance of his duties; this indemnification is expressly conditioned upon the indemnified party within ninety (90) days after institution of any such action, suit or proceeding offering the Company in writing the opportunity, at its own expense, to handle and defend the same.

12.  APPROVAL OF SHAREHOLDERS

     The portions of the Plan dealing with Incentive Stock Options shall not take effect unless approved by the shareholders of the Company, which approval must occur within a period commencing twelve (12) months before and ending twelve (12) months after the date the Plan is adopted by the Board. Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including the right of the Company to grant options for proper corporate purposes otherwise than under the Plan to any person or entity.

     Adopted this 3 day of November, 1995.


                                                  INVITROGEN CORPORATION


                                                  By:  /s/ Lyle Turner
                                                       ------------------------
                                                       Lyle Turner, President

                           INVITROGEN CORPORATION
                         (A CALIFORNIA CORPORATION)

                      INCENTIVE STOCK OPTION AGREEMENT


OPTIONEE:                ((name))    NO. OF SHARES OF STOCK:          ((shares))

DATE OF GRANT:    ((date issued))    OPTION PRICE:                      $12.47

TERM OF OPTION:   Ten (10) Years From Date of Grant
                  (Expires 12:00 p.m. on ((date plus ten)) "Expiration Date")

     This Option Agreement is entered into between Invitrogen Corporation, a California corporation (the "Company") and the above-named Optionee ("Optionee").

1.   RECITALS

     1.1 The Board of Directors of the Company authorized the granting of this Option to Optionee who is an Employee of the Company or its Affiliates pursuant to the Invitrogen Corporation 1995 Stock Option Plan.

     1.2 This option agreement is intended to constitute an "incentive stock option" within the meaning of Section 422 of Internal Revenue Code of 1986, as amended.

2.   DEFINITIONS

     In addition to those words and phrases defined above and unless otherwise required by the context in which they appear, words and phrases having their initial letters capitalized shall have the following meanings:

     "Act" shall mean the Securities Exchange Act of 1934, as amended from time to time. "Affiliate" shall mean any corporation defined as a "parent corporation" or a "subsidiary corporation" within the meaning of Code Section 424(e) and (f) respectively.

     "Agreement" shall mean this 1995 Incentive Stock Option Agreement (including any schedules, attachments, documents incorporated by reference or modifications agreed to in writing by the Company and Optionee) which sets forth the Optionee's and Company's rights and obligations with respect to the option granted Optionee by the Board.

     "Board" shall mean the Board of Directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Company" shall mean Invitrogen Corporation, a California Corporation and any successors or assigns.

     "Date of Grant" shall mean the Date of Grant set forth above at the beginning of this Agreement.

     "Disability" or "Disabled" shall mean the condition of being disabled within the meaning of Code Section 422(c)(6).



Invitrogen Incentive Stock Option Agreement
                                                                   Page 1 of 8

     "Employee" shall mean any salaried employee of the Company, or its Affiliates, including those employees who are officers of the Company or its Affiliates.

     "ERISA" shall mean the Employee Retirement Income Security Act or the rules thereunder, as amended from time to time.

     "Fair Market Value" of Stock on a given date shall mean an amount per share as determined by the Board by applying any reasonable valuation method determined without regard to any restriction other than a restriction which, by its terms, will never lapse. Notwithstanding the preceding, if the Stock is traded upon an established stock exchange or exchanges or quoted on the over-the-counter market as reported by The NASDAQ Stock Market ("NASDAQ"), then the "Fair Market Value" of Stock on a given date per share shall be deemed to be the average of the highest and lowest selling price per share of the Stock on the principal stock exchange on which the Stock is then trading or on the over-the-counter market as reported by NASDAQ on such date, or, if there was no trading of the Stock on that day, on the next preceding day on which there was such a trade: if the Stock is not traded upon an established stock exchange or quoted on the over-the-counter market as reported by NASDAQ but is quoted on the NASDAQ or a successor quotation system, the "Fair
Market Value" of Stock on a given date shall be deemed to be the mean between the closing representative "bid" and "ask" prices per share of the Stock on such date as reported by the NASDAQ or such quotation system, or, if there shall have been no trading of the Stock on that day, on the next preceding day on which there was such trading.

     "Option" shall mean the right of Optionee to purchase the number of shares of Stock set forth above at the beginning of this Agreement in accordance with the terms and conditions of this Agreement.

     "Optionee" shall mean the person whose name is set forth above at the beginning of this Agreement.

     "Option Price" shall mean the price per share of Stock to be paid by the Optionee upon exercise of the Option which amount is set forth above at the beginning of this Agreement.

     "Option Stock" shall mean the total number of shares of Stock the Optionee shall be entitled to purchase pursuant to this Agreement as set forth above at the beginning of this Agreement.

     "Plan" shall mean the 1995 Invitrogen Corporation Stock Option Plan, as amended from time to time.

     "Publicly Traded" shall mean that the Company is subject to the reporting requirements pursuant to Section 13(a) or Section 15(d) of the Act. The Stock shall be deemed to be "Publicly Traded" as of the date a registration statement subjecting the Company to the reporting requirements of the Act is declared effective under the Securities Act of 1933, as amended.

     "Purchase Agreement" shall mean a Purchase Agreement between the Company and an Optionee entered into pursuant to the Invitrogen Corporation Stock Purchase Plan adopted on October 1, 1989.

     "Reporting Person" shall mean an Optionee who is required to file statements relating to his or her beneficial ownership of Stock with the SEC pursuant to Section 16(a) of the Act.

     "Rule 16b-3" shall mean Rule 16b-3 (as amended from time to time) promulgated by the SEC under the Act, and any successor thereto.



Invitrogen Incentive Stock Option Agreement
                                                                   Page 2 of 8

     "SEC" shall mean the Securities and Exchange Commission.

     "Stock" shall mean the no par common stock of the Company.

     "Stockholder Agreement" shall mean the Buy/Sell Agreement governing certain purchase rights between the parties, a true and correct copy of which is attached hereto as Exhibit A, as may be amended from time to time.

3.   OPTION

     3.1 GRANT. The Company hereby grants to Optionee an Option to purchase all or any part of the Option Stock on the terms and conditions set forth in this Agreement. The Date of Grant shall be the Date of Grant set forth above at the beginning of this Agreement.

     3.2 PURCHASE PRICE. The purchase price per share of Stock to be paid upon the exercise of this Option shall be the Option Price which is set forth above at the beginning of this Agreement. This Option Price is deemed by the Board to be not less than the Fair Market Value of the Stock on the Date of Grant.

     3.3 RESTRICTIONS ON TRANSFER. This Option shall not be transferable by Optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA, as amended from time to time and may be exercised during Optionee's lifetime only by Optionee; provided, however, that this Option may be transferred to a trust for the benefit of the Optionee or members of his immediate family provided that such transfer does not violate the requirements of Rule 16b-3 and Code Section 422. Upon any attempt to sell, assign, encumber or otherwise transfer this Option in violation of this Agreement, or upon the levy of any attachment or similar process upon this Option, this Option shall immediately become null and void.

     3.4 MODIFICATIONS OF RIGHTS. As set forth in Paragraph 6(k) of the Plan, the Board may modify (including lowering the Option Price or converting this Option which is an incentive stock option into a non-statutory stock option), extend or renew this Option (to the extent not previously exercised), or to accept the surrender of this Option (to the extent not previously exercised) and authorize the granting of new stock options in substitution therefor; provided, however, that no modification of this Option shall, without the consent of the Optionee, alter or impair any rights or obligations under this Agreement.

     3.5 CHANGES IN COMPANY'S EQUITY STRUCTURE; RECAPITALIZATION OF COMPANY. Upon the occurrence of the capital and/or recapitalization transactions described in Paragraph 6(i) of the Plan this Option (to the extent not previously exercised) shall be adjusted or modified as provided in Paragraph 6(i) of the Plan.

     Notwithstanding any provision of this Agreement, the Company reserves the right to:

             (a) Make or enter into any adjustments, reclassifications, reorganizations or changes of its capital or business structure;

             (b)  Merge or consolidate with other entities; or

             (c) Dissolve, liquidate or sell or transfer any or all of its business or assets.

     3.6 STOCKHOLDER'S RIGHTS. Optionee shall have no rights as a stockholder with respect to any shares of Stock Optionee is entitled to purchase under this Option until the date of the issuance of a certificate for such shares of Stock. No adjustment shall be made for dividends




Invitrogen Incentive Stock Option Agreement
                                                                   Page 3 of 8

(ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in this Agreement or in the Plan.

4.   EMPLOYMENT CONDITIONS

     4.1 EMPLOYMENT STATUS. Optionee shall be considered to be in the employment of the Company as long as Optionee remains an Employee of the Company or its Affiliates. The Board exclusively shall determine whether or when there has been a termination of Optionee's employment, if there has been a failure to comply with Optionee's covenant not to compete obligations and the cause of such termination, which determination shall be final.

     4.2 COVENANT NOT TO COMPETE. Unless otherwise permitted in writing, Optionee shall devote his entire time, energy and skill to the service of the Company or its Affiliates, subject to vacations, sick leave and other approved absences. Failure of Optionee to comply with his covenant not to compete obligations stated above within thirty (30) days of written notice of such failure shall cause the cancellation on the thirtieth (30th) day after such written notice of Optionee's right to purchase Option Stock (to the extent not previously exercised) without further action by the Company.

     4.3 TERMINATION FOR CAUSE. Unless otherwise agreed to by the Board if Optionee's employment is terminated for cause, the right of Optionee to purchase Option Stock shall only be exercisable by Optionee for a period of thirty (30) days after the date of such termination, but only to the extent exercisable on the date of termination.

     4.4 STOCKHOLDER AGREEMENT. All Options granted under this Agreement and all Option Stock acquired hereunder shall be subject to the terms and conditions of the Stockholder Agreement and by execution hereof, Optionee confirms having received a copy of the Stockholder Agreement. Accordingly, the grant of Options and the issuance of Option Stock upon the exercise of Options shall be conditioned upon, and shall be null and void until the Optionee's delivery to the Company of an executed counterpart of the Stockholder Agreement on the initial exercise of an Option, and an instrument confirming that such Options and Option Stock shall be subject to the Stockholder Agreement as to any subsequent exercise. The provisions of this Agreement shall be interpreted so as to be consistent with the Stockholder Agreement, and any ambiguities in the Plan or in this Agreement shall be interpreted by reference to the Stockholder Agreement. In the event that any provisions of the Plan or this Agreement are inconsistent with the terms of the Stockholder Agreement, the terms of the Stockholder Agreement shall prevail. The provisions of this Paragraph shall terminate at such time as the Company becomes Publicly Traded.


Invitrogen Incentive Stock Option Agreement                         Page 4 of 8

5.   EXERCISE

     5.1 EXERCISE PERCENTAGES. Subject to the earlier termination of the right to exercise this Option as provided under this Agreement, including Paragraphs
4.2 and 4.3 herein, the Optionee shall be entitled to exercise the following cumulative percentages of his Option Stock in whole or in part as follows:


            PERIOD (IN YEARS)
            FROM DATE OF GRANT                       CUMULATIVE % OF OPTION
       After                But on or Before      Stock Available for Exercise
       -----                ----------------      ----------------------------
   Date of Grant                   1 year                   0%
     1 year                        2 years                  20%
     2 years                       3 years                  40%
     3 years                       4 years                  60%
     4 years                       5 years                  80%
     5 years                  Expiration Date              100%


     5.2 ADDITIONAL ADJUSTMENTS. Notwithstanding the terms of Paragraph 5.1 of this Agreement, the Board in its sole and exclusive discretion may provide for conditions upon the exercise of this Option and/or the exercise of either an increased or lesser percentage of shares of Stock per year or as to all remaining shares of Stock; provided however the Board may only provide for conditions upon the exercise of this Option and/or the exercise of a lesser percentage of shares of Stock per year when this Option is granted. Provided further, to the extent that a six (6) month non-exercise period is required by Rule 16b-3 at the time and under the circumstances of the exercise and Optionee is a Reporting Person, then this Option shall not be exercisable for six (6) months after Date of Grant, unless the death or Disability of the Optionee occurs before the expiration of such six (6) month period.

     5.3 CUMULATIVE EXERCISE RIGHTS. If the Optionee does not exercise options in any one (1) year period to acquire the full number of shares of Stock to which he is then entitled upon to exercise, he may exercise options to acquire those shares of Stock in any subsequent year during the term of the Option as set forth above at the beginning of this Agreement or such later date subsequently approved by the Board.

     5.4 EXPIRATION OF EXERCISE RIGHTS. In no event shall this Option be exercisable after the Expiration Date or such later date subsequently approved by the Board; provided, however, that this Option shall expire and not be exercisable after the expiration of ten (10) years from the Date of Grant.

     5.5 FRACTIONAL SHARES. This Option shall not be exercisable with respect to any fractional shares of the Stock.

     5.6 EXERCISE PROCEDURE. The Option shall be exercised by the giving of written notice of exercise to the Company specifying the number of shares of Stock to be purchased, accompanied by the payment (in accordance with the terms of Paragraph 6(d) of the Plan) of the aggregate Option Price for the shares of Stock being purchased, such payment to be made in any combination of:

     (a) United States cash currency;

     (b) a cashier's or certified check to the order of the Company;

     (c) a personal check acceptable to the Company;


Invitrogen Incentive Stock Option Agreement                         Page 5 of 8

     (d) to the extent permitted by the Board, shares of Stock (including previously owned Stock or Stock issuable in connection with the Option exercise), properly endorsed to the Company; or

     (e) to the extent agreed to by the Board, the Optionee's entering into an agreement with the Company whereby a portion of the Optionee's Options are terminated;

provided, however, that the form of payment which Optionee selects shall be permissible under Code Section 422.

     The Board (in accordance with the terms of Paragraph 6(d) of the Plan) may provide such assistance to the Optionee to facilitate the exercise of the Option as it deems appropriate. Provided, however, that the Board, as a prerequisite to providing such assistance, may require satisfaction of any rules or conditions it deems appropriate. Shares of Stock used to pay the Option Price shall be valued at their Fair Market Value on the date of exercise. The Optionee's notice of exercise shall also be accompanied by payment (in accordance with the terms of Paragraph 6(p) of the Plan) of the amount of federal, state and local income, employment and other taxes the Company is required to collect from Optionee because of the exercise of the Option.

     If Stock used to pay the Option Price is subject to any prior restrictions imposed in connection with any stock option or stock purchase plan or agreement of the Company (including the Plan, the Purchase Agreement and the Stockholder Agreement), an equal number of the shares of Stock acquired on exercise shall be made subject to such prior restrictions in addition to any further restrictions imposed on such Stock by the terms of the Optionee's Agreement or by the Plan.

     5.7 EXERCISE DURING LIFE. Subject to the provisions of Paragraphs 4.2, 4.3, 5.4 and 5.9, during Optionee's lifetime, this Option shall be exercisable only by Optionee either:

          (a)  While Optionee is employed by the Company or its Affiliates;

          (b) Within three (3) months after the date on which Optionee's employment terminates for reasons other than "termination for cause" as provided in Paragraph 4.3 of this Agreement; or

          (c) With one (1) year after the date on which the Optionee's employment terminates due to a Disability;

provided, however, that in no event shall the period of exercise be extended beyond the Expiration Date or such later dates subsequently approved by the Board. Unless the Board otherwise agrees, if Optionee is entitled to purchase shares of Stock after the termination of Optionee's employment the number of shares of Stock Optionee may so purchase shall be limited to the number of shares of Stock Optionee was entitled to purchase as of such date of such termination.

     5.8 EXERCISE AFTER DEATH. Subject to the provisions of Paragraph 5.4, if Optionee dies while employed by the Company or its Affiliates or within a period of three (3) months after the date such employment terminates, but prior to the complete exercise of this Option, the Option may be exercised within one (1) year from the date of Optionee's death, but:

          (a) Only by the personal representative of Optionee's estate or by such person or persons who acquire the Option pursuant to Optionee's will, testamentary substitute, or the laws of descent and distribution; and


Invitrogen Incentive Stock Option Agreement                         Page 6 of 8

          (b) Only as to the number of shares of Stock that Optionee was entitled to purchase under this Option on the date of Optionee's death.

     5.9 CONSULTANCY TO THE COMPANY AFTER TERMINATION OF EMPLOYMENT OR CORPORATE OFFICE. If Optionee acts as a consultant for the Company or its Affiliates after the termination of his employment, then Optionee shall not be deemed to have terminated his employment for the Company or its Affiliates for purposes of Paragraph 5.7 of this Agreement until he ceases to be a consultant for the Company or its Affiliates, provided he does not violate any covenant not to compete obligations contained in his consulting agreement with the Company or its Affiliates. Notwithstanding Optionees not being deemed to have terminated his employment for the Company or its Affiliates pursuant to the terms of the preceding sentence, this Option which is an incentive stock option shall automatically convert into a non-qualified stock option three (3) months after the date which Optionee actually terminates his employment with the Company or its Affiliates (one (1) year if the Optionee is Disabled on the date of termination).

     5.10  NON-SEQUENTIAL EXERCISE PERMITTED.   Subject to the exercise
limitations set forth herein, this Option shall be exercisable notwithstanding the fact that there is outstanding any incentive stock option or non-statutory stock option for the purchase of Stock of the Company which was granted before this Option was granted, and no subsequently granted incentive stock option shall fail to be exercisable solely because this Option remains outstanding.

     5.11 LEGENDS. Certificates representing Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem necessary or desirable to assure the satisfaction of any liability that the Company may or will have incurred for any withholding of federal, state or local income, employment or other taxes, to facilitate compliance by the Company with any federal or state laws or regulations, including, without limitation, legends restricting transfer of the Stock until there has been compliance with federal and state securities laws or pursuant to the Stockholder Agreement or such other restrictions as may be imposed on the Stock under the terms of this Agreement.

6.   CONFLICT BETWEEN PLAN AND AGREEMENT

     This Agreement, including the Option and Optionee's rights hereunder, is subject to and governed by the Plan. Any conflict between the terms and provisions of this Agreement and the terms and provisions of the Plan shall be governed by the terms and provisions of the Plan.

7.   INVESTMENT INTENT

     This Option is granted on the condition that, if requested by the Company, Optionee's purchases of shares of Stock shall be for investment purposes and not with a view to resale or distribution. The Company shall not, upon the exercise of this Option, be required to issue or deliver shares of Stock, or certificates therefor, if in the opinion of counsel for the Company such issuance or delivery would be in violation of, or would not comply with, any applicable state or federal securities law, regulation or rule.

8.   NOTICES.

     8.1 IN WRITING. All notices, demands, requests, declarations, service of process or other communications permitted or required under this Agreement or applicable law shall be in writing.

     8.2 DELIVERY. All such communications may be served personally or may be sent by registered or certified mail, return receipt requested, postage prepaid and addressed to either Optionee or the Company at the addresses appearing beneath the respective party's signature to


Invitrogen Incentive Stock Option Agreement                         Page 7 of 8
this Agreement, or at such other address as either party shall have communicated to the other pursuant to this Paragraph. All such communications shall be deemed effectively delivered upon personal service or three (3) days after deposit in the United States Mail.

9.   MISCELLANEOUS

     9.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall inure to the benefit of only the Company, Optionee and their respective successors or assigns.

     9.2 STATUS. Nothing contained in this Agreement shall be construed as giving Optionee any right to be retained as an Employee of the Company.

     9.3 SEVERABILITY. If any provision or provisions of this Agreement are adjudged to be for any reason unenforceable, illegal or void, the remainder of its provisions shall remain in full force and effect.

     9.4 INTEGRATION. This Agreement constitutes the entire understanding of the parties concerning the Option granted hereby. Except as otherwise provided, any changes, modifications, variations, or subordinations pertaining to this Agreement or the Option are invalid unless stated in writing and executed by the Company and Optionee.

     9.5 GOVERNING LAW. This Agreement and the Option granted hereby shall be governed by the laws of the State of California.

     9.6 ATTORNEY'S FEES. If either party brings an action or seeks to enforce or interpret any of the terms or provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs in addition to any other remedy it may be awarded.

     9.7 COUNTERPARTS. This Agreement may be executed in counterparts and the counterparts shall constitute the whole instrument.

     9.8 TITLES FOR CONVENIENCE; GENDER AND PLURALS. Titles of articles and paragraph headings are for convenience only and shall not affect the construction or interpretation of this Incentive Stock Option Agreement, or any portion thereof. Whenever required by the context hereof, the singular shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter, and vice versa.

     Executed to be effective as of the Date of Grant set forth above at the beginning of this Agreement.

                                       OPTIONEE:
                                       ----------------------------------------
                                                      Signature

                                       ----------------------------------------
                                                      Address

                                       ----------------------------------------
                                       City           State          Zip Code

                                       INVITROGEN CORPORATION

                                       By:
                                           ------------------------------------
                                       3985 B Sorrento Valley Blvd.,
                                       San Diego, CA 92121


Invitrogen Incentive Stock Option Agreement                          Page 8 of 8

                           INVITROGEN CORPORATION
                         (A CALIFORNIA CORPORATION)

                    NON-QUALIFIED STOCK OPTION AGREEMENT


OPTIONEE:                ((name))    NO. OF SHARES OF STOCK:          ((shares))

DATE OF GRANT:    ((date issued))    OPTION PRICE:                       $5.85

TERM OF OPTION:   Ten (10) Years From Date of Grant
                  (Expires 12:00 p.m. on ((date plus ten)) "Expiration Date")

     This Option Agreement is entered into between Invitrogen Corporation, a California corporation (the "Company") and the above-named Optionee ("Optionee").

1.   RECITALS

     1.1. The Board of Directors of the Company authorized the granting of this Option to Optionee pursuant to the Invitrogen Corporation 1995 Stock Option Plan.

     1.2 This Option Agreement is intended to constitute a non-qualified stock option, meaning an option which is not an "incentive stock option" within the meaning of Section 422 of Internal Revenue Code of 1986, as amended.

2.   DEFINITIONS

     In addition to those words and phrases defined above and unless otherwise required by the context in which they appear, words and phrases having their initial letters capitalized shall have the following meanings:

     "Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Affiliate" shall mean any corporation defined as a "parent corporation" or a "subsidiary corporation" within the meaning of Code Section 424(e) and
(f) respectively.

     "Agreement" shall mean this Non-Qualified Stock Option Agreement (including any schedules, attachments, documents incorporated by reference or modifications agreed to in writing by the Company and Optionee) which sets forth the Optionee's and Company's rights and obligations with respect to the Option granted Optionee by the Board.

     "Board" shall mean the Board of Directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Company" shall mean Invitrogen Corporation, a California corporation and any successors or assigns.

     "Consultant" shall mean any person or entity who provides services to the Company pursuant to a written agreement other than as an employee, officer or director.

     "Date of Grant" shall mean the Date of Grant set forth above at the beginning of this Agreement.

     "Disability" or "Disabled" shall mean the condition of being "disabled" within the meaning of Code Section 422(c)(6).

     "Employee" shall mean any salaried employee of the Company, or its Affiliates, including those employees who are officers of the Company or its Affiliates.


Invitrogen NQ Stock Option Agreement                       Page 1 of 8 _______
                                                                       initial

     "ERISA" shall mean the Employee Retirement Income Security Act or the rules thereunder, as amended from time to time.

     "Fair Market Value" of Stock on a given date shall mean an amount per share as determined by the Board by applying any reasonable valuation method determined without regard to any restriction other than a restriction which, by its terms, will never lapse. Notwithstanding the preceding, if the Stock is traded upon an established stock exchange or exchanges or quoted on the over-the-counter market as reported by The NASDAQ Stock Market ("NASDAQ"), then the "Fair Market Value" of Stock on a given date per share shall be deemed to be the average of the highest and lowest selling price per share of the Stock on the principal stock exchange on which the Stock is then trading or on the over-the-counter market as reported by NASDAQ on such date, or, if there was no trading of the Stock on that day, on the next preceding day on which there was such a trade; if the Stock is not traded upon an established stock exchange or quoted on the over-the-counter market as reported by NASDAQ but is quoted on the NASDAQ or a successor quotation system, the "Fair Market Value" of Stock on a given date shall be deemed to be the mean between the closing representative "bid" and "ask" prices per share of the Stock on such date as reported by the NASDAQ or such quotation system, or, if there shall have been no trading of the Stock on that day, on the next preceding day on which there was such trading.

     "Option" shall mean the right of Optionee to purchase the number of shares of Stock set forth above at the beginning of this Agreement in accordance with the terms and conditions of this Agreement.

     "Optionee" shall mean the person whose name is set forth above at the beginning of this Agreement.

     "Option Price" shall mean the price per share of Stock to be paid by the Optionee upon exercise of the Option which amount is set forth above at the beginning of this Agreement.

     "Option Stock" shall mean the total number of shares of Stock the Optionee shall be entitled to purchase pursuant to this Agreement which number of shares is set forth above at the beginning of this Agreement.

     "Plan" shall mean the Invitrogen Corporation 1995 Stock Option Plan, as amended from time to time.

     "Publicly Traded" shall mean that the Company is subject to the reporting requirements pursuant to Section 13(a) or Section 15(d) of the Act. The Stock shall be deemed to be "Publicly Traded" as of the date a registration statement subjecting the Company to the reporting requirements of the Act is declared effective under the Securities Act of 1933, as amended.

     "Purchase Agreement" shall mean a Purchase Agreement between the Company and an Optionee pursuant to the Invitrogen Corporation Stock Purchase Plan adopted on October 1, 1989.

     "Reporting Person" shall mean an Optionee who is required to file statements relating to his or her beneficial ownership of Stock with the SEC pursuant to Section 16(a) of the Act.

     "Rule 16b-3" shall mean Rule 16b-3 (as amended from time to time) promulgated by the SEC under the Act, and any successor thereto.

     "SEC" shall mean the Securities and Exchange Commission.

     "Stock" shall mean the no par common stock of the Company.

     "Stockholder Agreement" shall mean the Invitrogen Corporation Buy/Sell Agreement among the Company and certain of its shareholders governing certain purchase rights between

Invitrogen NQ Stock Option Agreement                       Page 2 of 8 _______
                                                                       initial
the parties, a true and correct copy of which is attached hereto as Exhibit A, as may be amended from time to time.

3.   OPTION

     3.1 GRANT. The Company hereby grants to Optionee an Option to purchase all or any part of the Option Stock on the terms and conditions set forth in this Agreement. The Date of Grant shall be the Date of Grant set forth above at the beginning of this Agreement.

     3.2 PURCHASE PRICE. The purchase price per share of Option Stock to be paid upon the exercise of this Option shall be the Option Price which amount is set forth above at the beginning of this Agreement.

     3.3 RESTRICTIONS ON TRANSFER. This Option shall not be transferable by Optionee other than by will; pursuant to the laws of descent and distribution; or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder as amended from time to time and may be exercised during Optionee's lifetime only by Optionee; provided, however, that this Option may be transferred to a trust for the benefit of the Optionee or members of his immediate family provided that such transfer does not violate the requirements of Rule 16b-3. Upon any attempt to sell, assign, encumber or otherwise transfer this Option in violation of this Agreement, or upon the levy of any attachment or similar process upon this Option, this Option shall immediately become null and void.

     3.4 MODIFICATIONS OF RIGHTS. As set forth in Paragraph 6(k) of the Plan, the Board may modify (including, lowering the Option Price), extend or renew this Option (to the extent not previously exercised), or accept the surrender of this Option (to the extent not previously exercised) and authorize the granting of new stock options in substitution therefor; provided, however, that no modification of this Option shall, without the consent of Optionee, alter or impair any rights or obligations under this Agreement.

     3.5 CHANGES IN COMPANY'S EQUITY STRUCTURE; RECAPITALIZATION OF COMPANY. Upon the occurrence of the capital and/or recapitalization transactions described in Paragraph 6(i) of the Plan this Option shall be adjusted or modified as provided in Paragraph 6(i) of the Plan. Notwithstanding any provision of this Agreement the Company reserves the right to:

          (a) Make or enter into any adjustments, reclassifications, reorganizations or changes of its capital or business structure;

          (b)  Merge or consolidate with other entities; or

          (c) Dissolve, liquidate or sell or transfer any or all of its business or assets.

     3.6 STOCKHOLDER'S RIGHTS. Optionee shall have no rights as a stockholder with respect to any shares of Stock Optionee is entitled to purchase under this Option until the date of the issuance of a certificate for such shares of Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in this Agreement or in the Plan.

4.   CONDITION

     4.1 STATUS. Optionee shall be considered to be in the employment of the Company as long as Optionee remains an Employee of the Company or its Affiliates. Optionee shall be considered to be a Consultant of the Company as long as Optionee is providing services pursuant to a written consulting agreement with the Company or its Affiliates. The Board exclusively shall determine whether or when there has been a termination of Optionee's employment,


Invitrogen NQ Stock Option Agreement                       Page 3 of 8 _______
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

consulting engagement or term of corporate office; or if there has been a failure to comply with Optionee's covenant not to compete obligations and the cause of such termination, which determination shall be final.

     4.2 COVENANT NOT TO COMPETE. Unless otherwise permitted in writing if Optionee is an Employee of the Company or its Affiliates, Optionee shall devote his entire time, energy and skill to the service of the Company or its Affiliates, subject to vacations, sick leave and other approved absences. Failure of Optionee to comply with his covenant not to compete obligations stated above within thirty (30) days of written notice of such failure shall cause the cancellation on the thirtieth (30th) day after such written notice of Optionee's right to purchase Option Stock (to the extent not previously exercised or expired) without further action by the Company. The restriction contained in this Paragraph 4.2 shall only apply to Employees and not to officers or directors who are not Employees or Consultants for the Company or its Affiliates.

     4.3 TERMINATION FOR CAUSE. Unless otherwise agreed to by the Board, if Optionee's employment, consultancy engagement or his position as an officer or director of the Company or its Affiliates is terminated for cause, the right of Optionee to purchase Option Stock shall only be exercisable by Optionee for a period of thirty (30) days after the date of such termination, but only to the extent exercisable on the date of termination.

     4.4 STOCKHOLDER AGREEMENT. All Options granted under this Agreement and all Option Stock acquired hereunder shall be subject to the terms and conditions of the Stockholder Agreement and by execution hereof, Optionee confirms having received a copy of the stockholder Agreement. Accordingly, the grant of Options and the issuance of Option Stock upon the exercise of Options shall be conditioned upon, and shall be null and void until the Optionee's delivery to the Company of an executed counterpart of the Stockholder Agreement on the initial exercise of an Option; and an instrument confirming that such Options and Option Stock shall be subject to the Stockholder Agreement as to any subsequent exercise. The provisions of this Agreement shall be interpreted so as to be consistent with the Stockholder Agreement, and any ambiguities in the Plan or in this Agreement shall be interpreted by reference to the Stockholder Agreement. In the event that any provisions of the Plan or this Agreement are inconsistent with the terms of the Stockholder Agreement, the terms of the Stockholder Agreement shall prevail. The provisions of this Paragraph shall terminate at such time as the Company becomes Publicly Traded.

5.   EXERCISE

     5.1 EXERCISE PERCENTAGES. Subject to the earlier termination of the right to exercise this Option as provided under this Agreement, including Paragraphs
4.2 and 4.3 herein, Optionee shall be entitled to exercise the following cumulative percentages of his Option Stock in whole or in part as follows:


              PERIOD (IN YEARS)
             FROM DATE OF GRANT                      CUMULATIVE % OF OPTION
         After           But on or Before         Stock Available for Exercise
         -----           ----------------         ----------------------------
     Date of Grant            1 year                        0%
           1                  2 years                      20%
           2                  3 years                      40%
           3                  4 years                      60%
           4                  5 years                      80%
           5             Expiration Date                  100%


     5.2 ADDITIONAL ADJUSTMENTS. Despite the terms of Paragraph 5.1, the Board in its sole and exclusive discretion may provide for conditions upon the exercise of this Option and/or the exercise of either an increased or lesser percentage of shares of Stock per year or as to all remaining shares of Stock; provided however the Board may only provide for conditions upon the exercise of this Option and/or the exercise of a lesser percentage of shares of Stock per year.


Invitrogen NQ Stock Option Agreement                       Page 4 of 8 _______
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

when this Option is granted. Provided further, to the extent that a six (6) month non-exercise period is required by Rule 16b-3 at the time and under the circumstances of the exercise and Optionee is a Reporting Person, then this Option shall not be exercisable for six (6) months after Date of Grant, unless the death or Disability of the Optionee occurs before the expiration of such six (6) month period.

     Vesting will be contingent upon reaching the profit targets set in the 1996 five-year business plan and continued employment at the end of each vesting year. Vesting may be achieved according the table below.

                             E.G. GRANT OF 25,000 OPTIONS ON 1/2/96
-----------------------------------------------------------------------------------------------------------------
                                        1996           1997           1998           1999           2000
-----------------------------------------------------------------------------------------------------------------
TARGET:
5 year cumulative after tax profit      $3,652,773     $7,363,726     $12,104,406    $18,016,537    $25,406,701


     STOCK VESTING                       CUMULATIVE SHARES VESTING
After tax profits LESS THAN OR EQUAL TO -------------------------------------------------------------------------
90% of target                           0 shares       0 shares       0 shares       0 shares       0 shares
                    90.01 to 91%        1,000 shares   2,000 shares   3,000 shares   4,000 shares   5,000 shares
                    91.01 to 92%        2,000 shares   4,000 shares   6,000 shares   8,000 shares   10,000 shares
                    92.01 to 93%        3,000 shares   6,000 shares   9,000 shares   12,000 shares  15,000 shares
                    93.01 to 94%        4,000 shares   8,000 shares   12,000 shares  16,000 shares  20,000 shares
                    94.01 to 95%        5,000 shares   10,000 shares  15,000 shares  20,000 shares  25,000 shares
-----------------------------------------------------------------------------------------------------------------


     5.3 CUMULATIVE EXERCISE RIGHTS. If the Optionee does not exercise options in any one year period to acquire the full number of shares of Stock to which he is then entitled upon to exercise, he may exercise options to acquire those shares of Stock in any subsequent year during the Term of the Option as set forth above at the beginning of this Agreement or such later date subsequently approved by the Board.

     5.4 EXPIRATION OF EXERCISE RIGHTS. In no event shall this Option be exercisable after the Expiration Date or such later date subsequently approved by the Board.

     5.5 FRACTIONAL SHARES. This Option shall not be exercisable with respect to any fractional shares of Stock.

     5.6 EXERCISE PROCEDURE. The Option shall be exercised by the giving of written notice of exercise to the Company specifying the number of shares of Stock to be purchased, accompanied by the payment (in accordance with the terms of Paragraph 6(c) of the Plan) of the aggregate Option Price for the shares of Stock being purchased, such payment to be made in any combination of:

          (a)  United States cash currency;

          (b)  a cashier's or certified check to the order of the Company;

          (c)  a personal check acceptable to the Company;

          (d) to the extent permitted by the Board, shares of Stock (including previously owned Stock or Stock issuable in connection with the Option exercise), properly endorsed to the Company; or

          (e) to the extent agreed to by the Board, Optionee's agreement with the Company whereby a portion of the Options are canceled.

Invitrogen NQ Stock Option Agreement                       Page 5 of 8 _______
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

     The Board (in accordance with the terms of Paragraph 6(c) of the Plan) may provide such assistance to the Optionee to facilitate the exercise of his Option as it deems appropriate in its sole discretion. Provided, however, that the Board, as a prerequisite to providing such assistance, may require satisfaction of any rules or conditions it deems appropriate. Shares of Stock used to pay the Option Price shall be valued at their Fair Market Value on the date of exercise. The Optionee's notice of exercise shall also be accompanied by payment (in accordance with the terms of Paragraph 6(p) of the Plan) of the amount of federal, state and local income, employment and other taxes the Company is required to collect from Optionee because of the exercise of the Option.

     If Stock used to pay any Option Price is subject to any prior restrictions imposed in connection with any stock option or stock purchase plan or agreement of the Company (including the Plan, the Purchase Agreement and the Stockholder Agreement), an equal number of the shares of Stock acquired on exercise shall be made subject to such prior restrictions in addition to any further restrictions imposed on such Stock by the terms of the Optionee's Agreement or by the Plan.

     5.7  EXERCISE DURING LIFE.  Subject to the provisions of Paragraphs 4.2,
4.3 and 5.9, during Optionee's lifetime this Option shall be exercisable only by Optionee either:

          (a) While Optionee is employed by, is a Consultant of, or serves as an officer or director of the Company or its Affiliates;

          (b) Within thirty (30) days after the date on which Optionee's employment, consultancy or term of corporate officer terminates; or

          (c) Within one (1) year after the date on which the Optionee's employment, or term of corporate office terminates due to a Disability;

provided, however, that in no event shall the period of exercise be extended beyond the Expiration Date or such later date subsequently approved by the Board. Unless the Board otherwise agrees, if Optionee is entitled to purchase shares of Stock after the termination of Optionee's employment, consultancy, or termination of his corporate office, the number of shares of Option Stock Optionee may purchase shall be limited to the number of shares of Option Stock Optionee was entitled to purchase as of the date of termination.

     5.8 EXERCISE AFTER DEATH. If Optionee dies while employed by, engaged as a Consultant or while serving as an officer or director of the Company or its Affiliates or within a period of three (3) months after the date such employment, consultancy or term of corporate office terminates, but prior to the complete exercise of this Option, the Option may be exercised within the sooner of one (1) year from the date of Optionee's death or the date of expiration of the Option, but:

          (a) Only by the personal representative of Optionee's estate or by such person or persons who acquire the Option pursuant to Optionee's will, testamentary substitute, or the laws of descent and distribution; and

          (b) Only as to the number of shares of Option Stock that Optionee was entitled to purchase under this Option on the date of Optionee's death.

     5.9 CONSULTANCY TO THE COMPANY AFTER TERMINATION OF EMPLOYMENT OR CORPORATE OFFICE. If Optionee acts as a Consultant for the Company or its Affiliates after the termination of his employment or term of corporate office, then Optionee shall not be deemed to have terminated his employment or term of corporate office for the Company or its Affiliates for purposes of Paragraph 5.7 of this Agreement until he ceases to be a Consultant for the Company

Invitrogen NQ Stock Option Agreement                       Page 6 of 8 _______
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

or its Affiliates provided he does not violate any covenant not to compete obligations contained in his consulting agreement with the Company or its Affiliates.

     5.10 NON-SEQUENTIAL EXERCISE PERMITTED. Subject to the exercise limitations set forth herein, this Option shall be exercisable even if there is outstanding any incentive stock option or non-qualified stock option for the purchase of Stock of the Company which was granted before this Option was granted, and no subsequently granted incentive stock option shall fail to be exercisable solely because this Option remains outstanding.

     5.11 LEGENDS. Certificates representing Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem necessary or desirable to assure the satisfaction of any liability that the Company may or will have incurred for any withholding of federal, state or local income, employment or other taxes, to facilitate compliance by the Company with any federal or state laws or regulations, including, without limitation, legends restricting transfer of the Stock until there has been compliance with federal and state securities laws or pursuant to the Stockholder Agreement or such other restrictions as may be imposed on the Stock under the terms of this Agreement.

6.   CONFLICT BETWEEN PLAN AND AGREEMENT

     This Agreement, including the Option and Optionee's rights hereunder, is subject to and governed by the Plan. Any conflict between the terms and provisions of this Agreement and the terms and provisions of the Plan shall be governed by the terms and provisions of the Plan.

7.   INVESTMENT INTENT

     This Option is granted on the condition that, if requested by the Company, Optionee's purchase of Option Stock shall be for investment purposes and not with a view to resale or distribution. The Company shall not, upon the exercise of this Option, be required to issue or deliver shares of Stock, or certificates therefor, if in the opinion of counsel for the Company such issuance or delivery would be in violation of, or would not comply with, any applicable state or federal securities law, regulation or rule.

8.   NOTICES

     8.1 IN WRITING. All notices, demands, requests, declarations, service of process or other communications permitted or required under this Agreement or applicable law shall be in writing.

     8.2 DELIVERY. All such communications may be served personally or may be sent by registered or certified mail, return receipt requested, postage prepaid and addressed to either Optionee or the Company at the addresses appearing beneath the respective party's signature to this Agreement, or at such other address as either party shall have communicated to the other pursuant to this Paragraph. All such communications shall be deemed effectively delivered upon personal service or three (3) days after deposit in the United States Mail.

9.   MISCELLANEOUS

     9.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, this Agreement shall inure to the benefit of only the Company, Optionee and their respective successors or assigns.

     9.2 STATUS. Nothing contained in this Agreement shall be construed as giving Optionee any right to be retained as an Employee, Consultant, officer or director of the Company.

     9.3 SEVERABILITY. If any provision or provisions of this Agreement are adjudged to be for any reason unenforceable, illegal or void, the remainder of its provisions shall remain in full force and effect.

                                                           Page 7 of 8 _______
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Invitrogen NQ Stock Option Agreement

     9.4 INTEGRATION. This Agreement and the documents and instruments referred to herein constitute the entire understanding of the parties concerning the Option granted hereby. Except as otherwise provided, any changes, modifications, variations, or subordinations pertaining to this Agreement or the Option are invalid unless stated in writing and executed by the Company and Optionee.

     9.5 GOVERNING LAW. This Agreement and the Option granted hereby shall be governed by California Law.

     9.6 COUNTERPARTS. This Agreement may be executed in counterparts and the counterparts shall constitute the whole instrument.

     9.7 TITLES FOR CONVENIENCE: GENDER AND PLURALS. Titles of articles and paragraph headings are for convenience only and shall not affect the construction or interpretation of this Agreement, or any portion thereof. Whenever required by the context hereof, the singular shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter, and vice versa.

     Executed to be effective as of the Date of Grant set forth above at the beginning of this Agreement.

OPTIONEE:                                    INVITROGEN CORPORATION

------------------------------------
             Signature                  By:
                                             -----------------------------------
------------------------------------           Lyle C. Turner, President/CEO
              Address                           3985 B Sorrento Valley Blvd.
                                                    San Diego, CA 92121
------------------------------------
  City           State   Zip Code




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Invitrogen NQ Stock Option Agreement